UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2021

CHENIERE ENERGY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 1900

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 13, 2021, Cheniere Energy Partners, L.P. (the “Partnership”), a subsidiary of Cheniere Energy, Inc. (“CEI”), issued a press release announcing that it intends to offer, subject to market and other conditions, Senior Notes due 2032 (the “2032 Notes”). A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

On September 13, 2021, the Partnership issued a press release announcing that it had commenced a cash tender offer and consent solicitation (the “Tender Offer”) on the terms and subject to the conditions set forth in the Partnership’s Offer to Purchase and Consent Solicitation Statement, dated September 13, 2021, for any and all of the $1.1 billion in aggregate principal amount of its outstanding 5.625% Senior Notes due 2026 (the “2026 CQP Notes”). On September 13, 2021, the Partnership also issued a conditional notice of redemption for any and all of the 2026 CQP Notes less any amounts tendered in connection with the Tender Offer. The 2026 CQP Notes will be redeemed in accordance with the indenture governing the 2026 CQP Notes, which provides for a redemption price equal to 102.813% plus accrued and unpaid interest thereon to the redemption date. The foregoing does not constitute a notice of redemption with respect to the 2026 CQP Notes. A copy of the press release is attached as Exhibit 99.2 to this report and incorporated herein by reference.

Sabine Pass Liquefaction, LLC (“SPL”), a wholly owned subsidiary of the Partnership, intends to issue a notice of partial redemption (the “SPL Notice of Redemption”) with respect to its 6.250% senior secured notes due 2022 (the “2022 SPL Notes”) at a redemption price equal to the greater of (i) 100.0% of the principal amount of the 2022 SPL Notes and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 SPL Notes from the redemption date to December 15, 2021 (not including any portion of such payments of interest accrued as of the redemption date), discounted back to the redemption date on a semi-annual basis at the treasury rate plus 50 basis points; plus, in each case, accrued and unpaid interest on the 2022 SPL Notes, if any, to the redemption date (the “Redemption Price”) pursuant to the Indenture, dated as of February 1, 2013, as supplemented by the Third Supplemental Indenture, dated as of November 25, 2013, among SPL, the guarantors party thereto and The Bank of New York Mellon, as Trustee. Pursuant to the SPL Notice of Redemption, SPL intends to give holders of the 2022 SPL Notes notice that it will redeem $318 million aggregate principal amount of the outstanding 2022 SPL Notes on October 13, 2021 at the Redemption Price. Following the redemption, $682 million in aggregate principal amount of the 2022 SPL Notes will remain outstanding. During the fourth quarter of 2021, SPL intends to redeem the remaining $682 million of the outstanding 2022 SPL Notes. The redemption of the remaining 2022 SPL Notes is expected to be funded via a combination of $482 million of proceeds from the issuance of a series of private placement senior secured notes (the “Private Placement Notes”) to be issued pursuant to note purchase agreements and a $200 million draw on the Partnership’s credit facility.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, the 2032 Notes, it does not constitute an offer to purchase, or a solicitation of an offer to sell, the 2026 CQP Notes or 2022 SPL Notes and it shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Forward Looking Statements

This current report contains certain statements that may include “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, statements regarding the Partnership’s and SPL’s financing strategy, including the redemption of the 2026 CQP Notes or 2022 SPL Notes, the issuance of the Private Placement Notes, and the draw on the Partnership’s credit facility. Although CEI believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. CEI’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CEI’s periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, CEI does not assume a duty to update these forward-looking statements.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Press Release, dated September 13, 2021, entitled “Cheniere Partners Announces Offering of $1.2 Billion Senior Notes due 2032.”

99.2*	Press Release, dated September 13, 2021, entitled “Cheniere Partners Announces Cash Tender Offer and Consent Solicitation.”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Dated: September 13, 2021	By:	/s/ Zach Davis
	Name:	Zach Davis
	Title:	Senior Vice President and Chief Financial Officer